UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52545	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 5, 97 Pacific Highway, North Sydney NSW Australia	2060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 2 8624 6130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

On August 9, 2021, Mawson Infrastructure Group Pty Ltd (“Mawson Australia”), the Australian subsidiary of Mawson Infrastructure Group Inc. (the “Company” or “Mawson”), executed a contract with Canaan Convey Co. Ltd (“Canaan”) to purchase 15,000 ASIC bitcoin miners, proposed schedule of shipment is as follows:

●	1,000 units to be shipped on January 30, 2022;
●	1,000 units to be shipped on February 28, 2022;
●	2,000 units to be shipped on March 30, 2022;
●	3,000 units to be shipped on April 30, 2022;
●	4,000 units to be shipped on May 30, 2022; and
●	4,000 units to be shipped on June 30, 2022.

The purchase price is $73,620,000. The purchase price shall be paid as follows:

●	20% of the purchase price to be paid before August 12, 2021;
●	30% of the purchase price to be paid before October 7, 2021;
●	$2,520,000 to be paid before December 20, 2021;
●	$2,520,000 to be paid before January 20, 2022;
●	$5,040,000 to be paid before February 20, 2022;
●	$7,290,000 to be paid before March 20, 2022;
●	$9,720,000 to be paid before April 20, 2022; and
●	$9,720,000 to be paid before May 20, 2022.

The foregoing description of the material terms of the agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as an exhibit to this Current Report on Form 8-K as part of Item 9.01 hereof.

Item 8.01 Other Events.

On August 12, 2021, the Company issued a press release announcing the purchase of ASIC bitcoin miners. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K as part of Item 9.01 hereof, and is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Mawson cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, the failure to receive delivery of miners when expected. More detailed information about the risks and uncertainties affecting Mawson is contained under the heading “Risk Factors” included in Mawson’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, Mawson’s Quarterly Report on Form 10-Q filed with the SEC on August 10, 2021, and in other filings that Mawson has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

10.1	International Sales Contract No. ZY0220211229 between Mawson Infrastructure Group Pty Ltd and Canaan Convey Co. Ltd

99.1	Press Release dated August 12, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: August 12, 2021	By:	/s/ James Manning
James Manning
Chief Executive Officer

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